UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2008

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2008, Dominion Resources, Inc. (the “Company” or “Dominion”) announced that, effective June 1, 2008, Jay L. Johnson will resign from his position as Executive Vice President of Dominion.  Subject to approval by the Company’s Board of Directors, effective June 1, 2008, David A. Heacock will be elected as Senior Vice President of Dominion.   Also effective June 1, 2008, Mr. Johnson will cease service as  chief executive officer of Dominion’s operating segment, Dominion Virginia Power, and Thomas F. Farrell, II, Dominion’s Chairman, President and Chief Executive Officer, will serve as chief executive officer of the Dominion Virginia Power operating segment.

Item 9.01 Financial Statements and Exhibits.

Exhibit
99	Dominion Resources, Inc. press release dated May 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ James P. Carney
James P. Carney Vice President and Assistant Treasurer

Date: May 9, 2008